RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products
Series Fund, Inc.- AllianceBernstein			(the "Portfolio") was held
on November 15, 2005 and adjourned until December 6, 2005.  At the December
6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.
329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification





3.B.  Issuing Senior
      Securities
      and Borrowing Money





3.C.  Underwriting
      Securities





3.D.  Concentration of
      Investments





3.E.  Real Estate and
      Companies that Deal
      in Real Estate





3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts





3.G.  Loans





3.H.  Joint Securities
      Trading Accounts





3.I.  Exercising Control





3.J.  Other Investment
      Companies





3.K.  Oil, Gas, and Other
      Types of Minerals or
      Mineral Leases





3.L.  Purchases of Securities
        on Margin









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.M.  Short Sales





3.N.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets





3.O.  Illiquid or Restricted
      Securities





3.P.  Warrants





3.Q.  UnSeasoned Companies





3.R.  Requirement to Invest
      in Specific
      Investments





3.S.  65% Investment
      Limitations





3.T.  Securities of Issuers
      in which Officers,
      Directors, or Partners
      Have an Interest





3.U.  Option Transactions





3.V.  Purchasing Voting or
      Other Securities of
      Issuers





3.W.  Repurchase Agreements





3.X.  Securities with
      Maturities Greater
      than One Year





3.Y.  Acquisitions of
      Certain Preferred
      Stock and Debt
      Securities









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.Z.  Investments in
      Government Securities
      Consistent with
      Internal Revenue Code
      Requirements










4.A.  The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective





4.B.  The reclassification
      as non-fundamental
      and with changes to
      the Portfolio's
        investment objectives

































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc

AVP-GROWTH PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Growth Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved.
A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1. The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
  qualifies.



















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596








Voted For
Voted Against

Abstained
Broker
Non-Votes

2. The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For
Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

10,962,788
299,032
272,163
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

10,848,911
400,074
284,998
0
3.C.  Underwriting
      Securities

10,973,403
252,921
307,658
0
3.D.  Concentration of
      Investments

11,042,276
244,291
247,415
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

10,947,150
341,073
245,759
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

10,877,220
415,616
241,146
0
3.G.  Loans

10,861,427
440,068
232,488
0





4.  The reclassification
    as non-fundamental
    and with changes to
    the Portfolio's
      investment objectives.

10,861,828
317,779
354,376
0











Mflegal/Funds/AVP -Results of Shareholders Mtg for
Annual Report-2-06-Growth Port.  - 4/6


AVP-SMALL/MID CAP VALUE PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

An Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Small/Mid Cap Value Portfolio
(the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1 The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
  qualifies.






















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596


Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









A

Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

15,814,480
483,320
757,136
0
3.B.  Issuing Senior
      Securities and
      Borrowing Money

15,704,523
633,013
717,399
0
3.C.  Concentration of
      Investments

15,836,843
521,354
696,739
0
3.D.  Real Estate and
      Companies that Deal
      in Real Estate

15,813,273
530,793
710,868
0
3.E.  Commodities, Commodity
      Contracts and
      Futures Contracts

15,755,875
614,895
684,166
0
3.F.  Loans

15,742,489
609,559
702,887
0
3.G.  Exercising Control

15,819,072
548,042
687,821
0
3.H.  Pledging, Hypothecating,
      Mortgaging, or Otherwise
        Encumbering Assets

15,689,147
669,218
696,571
0





4.  The reclassification
    of the Portfolio's
    fundamental investment

    objective as non-

    fundamental with no

    change to the
    investment objective.

15,710,459
662,490
681,986
0








Mflegal/Funds/AVP -Results of Shareholders Mtg for Annual
Report-2-06-AVP-Small/Mid Cap Value Port   9/11

AVP-REAL ESTATE INVESTMENT PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable
Products Series Fund, Inc.- AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005
Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.	The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
  qualifies.






















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.	The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of Amendment

  and Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

4,240,735
117,336
167,417
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

4,229,311
135,086
161,091
0
3.C.  Concentration of
      Investments

4,227,289
126,360
171,839
0
3.D.  Real Estate and
      Companies that Deal
      in Real Estate

4,260,683
94,874
169,930
0
3.E.  Commodities, Commodity
      Contracts and
      Futures Contracts

4,209,170
151,177
165,141
0
3.F.  Loans

4,220,534
150,873
154,082
0
3.G.  Joint Securities
      Trading Accounts

4,203,969
159,593
161,926
0

3.H.  Exercising Control

4,241,142
133,695
150,651
0
3.I.  Oil, Gas, and Other
      Types of Minerals or
      Mineral Leases

4,253,880
113,616
157,992
0
3.J.  Purchases of Securities
        on Margin

4,207,091
151,663
166,733
0
3.K.  Short Sales

4,204,322
170,327
150,839
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.L.  Pledging, Hypothecating,
      Mortgaging, or Otherwise
      Encumbering Assets

4,216,523
141,615
167,349
0





4.  The reclassification
    as non-fundamental
    and with changes to
    the Portfolio's
      investment objectives.

4,197,958
164,824
162,706
0









































Mflegal/Funds/AVP -Results of Shareholders Mtg for
Annual Report-2-06 - AVP_REIT  11/14

AVP-GLOBAL BOND PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Global Bond Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For

Withheld Authority
1. The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.



















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:






3.A.  Issuing Senior
      Securities
      and Borrowing Money

3,472,960
142,369
180,015
1
3.B.  Concentration of
      Investments

3,536,837
91,587
166,920
1
3.C.  Real Estate and
      Companies that Deal
      in Real Estate

3,533,181
101,326
160,837
1
3.D.  Commodities, Commodity
      Contracts and
      Futures Contracts

3,518,615
132,137
144,591
1
3.E.  Loans

3,518,531
134,663
142,149
1
3.F.  Joint Securities
      Trading Accounts

3,502,791
131,273
161,280
1
3.G.  Exercising Control

3,522,656
108,376
164,312
1
3.H.  Other Investment
      Companies

3,499,612
105,616
190,115
1
3.I.  Oil, Gas, and Other
      Types of Minerals or
      Mineral Leases

3,535,058
96,507
163,778
1
3.J.  Purchases of Securities
      on Margin

3,475,432
166,461
153,451
1
3.K.  Short Sales

3,495,298
138,254
161,792
1




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.L.  Pledging,
      Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

3,498,158
149,374
147,811
1
3.M.  Illiquid or Restricted
      Securities

3,470,695
135,865
188,784
1
3.N.  Warrants

3,474,348
118,557
202,439
1





4.  The reclassification
    of the Portfolio's
    fundamental
    investment objective
    as non-fundamental
    with no change to the
    investment objective.

3,522,545
87,896
184,903
1

































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc  Global Bond Port  13/17

AVP-GROWTH AND INCOME PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Growth and
Income Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1. The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2. The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

92,746,927
2,011,396
3,159,232
0

3.B.  Issuing Senior
      Securities
      and Borrowing Money

91,929,671
2,604,670
3,383,214
0
3.C.  Underwriting
      Securities

92,484,942
2,282,699
3,149,915
0
3.D.  Concentration of
      Investments

92,880,087
1,995,614
3,041,854
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

92,735,709
2,142,038
3,039,808
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

92,176,278
2,666,598
3,074,679
0
3.G.  Loans

91,929,414
2,756,071
3,232,070
0
3.H.  Exercising Control

92,858,831
1,885,330
3,173,394
0
3.I.  Other Investment
      Companies

92,425,486
2,159,970
3,332,099
0
3.J.  Pledging, Hypothecating,

      Mortgaging, or
      Otherwise Encumbering
      Assets

91,040,596
3,384,086
3,492,872
0
3.K.  Illiquid or Restricted
      Securities

91,227,156
3,173,810
3,516,589
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.L.  Securities of Issuers
      in which Officers,
      Directors, or Partners
      Have an Interest

90,851,697
3,785,625
3,280,233
0
3.M.  Purchasing Voting or
      Other Securities of
      Issuers

92,075,500
2,449,710
3,392,345
0
3.N.  Repurchase Agreements

92,174,070
2,370,276
3,373,208
0





4.    The reclassification
      as non-fundamental
      and with changes to
      the Portfolio's
        investment objectives.

92,136,912
2,335,511
3,445,133
0

































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc  AVP-Gro & Income Port  15/17

AVP-LARGE CAP GROWTH PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Large Cap Growth Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.



















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

42,318,218
1,487,267
2,068,785
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

41,830,760
1,955,714
2,087,796
0
3.C.  Underwriting
      Securities

42,240,435
1,515,464
2,118,371
0
3.D.  Concentration of
      Investments

42,354,347
1,522,684
1,997,239
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

42,269,907
1,597,681
2,006,682
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

41,977,113
1,921,128
1,976,029
0
3.G.  Loans

42,002,644
1,881,246
1,990,381
0
3.H.  Exercising Control

42,462,918
1,347,170
2,064,182
0
3.I.  Short Sales

42,012,466
1,913,445
1,948,359
0
3.J.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

41,775,248
2,115,900
1,983,122
0
3.K.  Illiquid or Restricted
      Securities

41,882,164
1,891,713
2,100,394
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.L.  Requirement to Invest
      in Specific
      Investments

42,238,993
1,567,061
2,068,216
0
3.M.  Securities of Issuers
      in which Officers,
      Directors, or Partners
      Have an Interest

41,812,887
1,963,941
2,097,442
0
3.N.  Option Transactions

41,992,314
1,852,466
2,029,490
0
3.O.  Purchasing Voting or
      Other Securities of
      Issuers

42,058,324
1,668,617
2,147,329
0
3.P.  Repurchase Agreements

42,099,171
1,614,777
2,160,321
0





4.    The reclassification
      as non-fundamental
      and with changes to
      the Portfolio's
        investment objectives.

42,145,026
1,653,993
2,075,251
0


























S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for Annual
Report -2-06.doc   AVP-Large Cap Gro Port -- 18/20

AVP-MONEY MARKET PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Money Market Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,

  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

51,216,121
734,164
3,335,388
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

51,146,029
804,256
3,335,388
0
3.C.  Underwriting
      Securities

51,145,675
804,610
3,335,388
0
3.D.  Concentration of
      Investments

51,153,970
793,015
3,338,688
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

51,138,827
808,531
3,338,315
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

51,148,368
801,521
3,335,784
0
3.G.  Loans

51,137,734
812,551
3,335,388
0
3.H.  Exercising Control

51,142,473
797,345
3,345,854
0
3.I.  Other Investment
      Companies

51,133,265
804,022
3,348,386
0
3.J.  Oil, Gas, and Other
      Types of Minerals or
      Mineral Leases

51,234,714
705,477
3,345,482
0
3.K.  Short Sales

51,145,087
805,198
3,335,388
0





Voted For

Voted Against

Abstained
Broker
Non-Votes

3.L.  Pledging, Hypothecating,

      Mortgaging, or
      Otherwise Encumbering
      Assets

51,167,752
782,136
3,335,784
0
3.M.  Illiquid or Restricted
      Securities

51,148,578
801,310
3,335,784
0
3.N.  Securities of Issuers
      in which Officers,
      Directors, or Partners
      Have an Interest

51,157,730
792,159
3,335,784
0
3.O.  Option Transactions

51,134,830
815,455
3,335,388
0
3.P.  Purchasing Voting or
      Other Securities of
      Issuers

51,173,013
804,256
3,308,404
0
3.Q.  Repurchase Agreements

51,181,915
795,727
3,308,031
0
3.R.  Securities with
      Maturities Greater
      than One Year

51,196,093
781,549
3,308,031
0





4.    The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

51,129,308
847,961
3,308,404
0










S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc   AVP-Money Market Port  21/23


AVP-UTILITY INCOME PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Utility Income Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.






















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

2,769,506
90,758
172,643
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

2,770,283
91,035
171,589
0
3.C.  Concentration of
      Investments

2,802,472
85,371
145,064
0
3.D.  Real Estate and
      Companies that Deal
      in Real Estate

2,803,846
87,830
141,230
0
3.E.  Commodities, Commodity
      Contracts and
      Futures Contracts

2,793,419
94,424
145,064
0
3.F.  Loans

2,775,687
94,705
162,515
0
3.G.  Joint Securities
      Trading Accounts

2,776,697
91,612
164,597
0
3.H.  Exercising Control

2,819,089
70,504
143,313
0
3.I.  Other Investment
      Companies

2,809,928
77,233
145,746
0
3.J.  Oil, Gas, and Other
      Types of Minerals or
      Mineral Leases

2,814,827
72,292
145,787
0
3.K.  Purchases of Securities
        on Margin

2,776,795
95,312
160,799
0
3.L.  Short Sales

2,777,985
113,656
141,266
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.M.  65% Investment
      Limitations

2,788,964
81,770
162,172
0
3.N.  Purchasing Voting or
      Other Securities of
      Issuers

2,795,599
88,098
149,210
0





4.    The reclassification
      as non-fundamental
      and with changes to
      the Portfolio's
        investment objectives.

2,773,608
102,014
157,285
0








































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for Annual
Report -2-06.doc   AVP-Utility Income Port   24/26

AVP- GLOBAL GOVERNMENT INCOME PORTFOLIO RESULTS OF
SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Global Government Income Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Issuing Senior
      Securities
      and Borrowing Money

2,654,396
54,606
84,372
0
3.B.  Concentration of
      Investments

2,682,777
26,226
84,372
0
3.C.  Real Estate and
      Companies that Deal
      in Real Estate

2,694,235
25,950
73,190
0
3.D.  Commodities, Commodity
      Contracts and
      Futures Contracts

2,636,784
83,400
73,190
0
3.E.  Loans

2,646,088
65,999
81,287
0
3.F.  Joint Securities
      Trading Accounts

2,678,286
35,112
79,976
0
3.G.  Exercising Control

2,674,074
26,831
92,469
0
3.H.  Other Investment
      Companies

2,659,827
44,387
89,161
0
3.I.  Oil, Gas, and Other
      Types of Minerals or
      Mineral Leases

2,664,615
44,387
84,372
0
3.J.  Purchases of Securities
        on Margin

2,612,228
91,986
89,161
0
3.K.  Short Sales

2,608,272
92,634
92,469
0
3.L.  Pledging, Hypothecating,

      Mortgaging, or
      Otherwise Encumbering
      Assets

2,608,247
100,756
84,372
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.P.  Warrants

2,660,354
44,295
88,726
0
3.M.  Option Transactions

2,610,924
85,628
96,823
0





4.    The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective

2,639,855
64,795
88,726
0









































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for Annual
Report -2-06.doc   AVP-Global Govt Income Port  27/29

AVP-GLOBAL RESEARCH GROWTH PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable
Products Series Fund, Inc.- AllianceBernstein Global Research
Growth Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005.  At the December 6, 2005
Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

525,570
0
0
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

525,570
0
0
0
3.C.  Underwriting
      Securities

525,570
0
0
0
3.D.  Concentration of
      Investments

525,570
0
0
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

525,570
0
0
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

525,570
0
0
0
3.G.  Loans

525,570
0
0
0
3.H.  Other Investment
      Companies

525,570
0
0
0
3.I.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

525,570
0
0
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

4.    The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

525,570
0
0
0













































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for Annual
Report -2-06.doc   AVP-Global Research Gro Port   30/32

AVP-GLOBAL TECHNOLOGY PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Global Technology (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

12,967,870
450,384
429,566
0
3.B.  Issuing Senior
      Securities and
      Borrowing Money

12,825,915
562,399
459,507
0
3.C.  Underwriting
      Securities

12,982 825
415,856
449,140
0
3.D.  Concentration of
      Investments

13,025,327
402,169
420,324
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

13,029,860
403,944
414,017
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

12,880,991
526,416
440,413
0
3.G.  Loans

12,830,297
576,870
440,653
0
3.H.  Joint Securities
      Trading Accounts

12,874,399
517,852
455,569
0
3.I.  Exercising Control

13,054,554
332,393
460,873
0
3.J.  Other Investment
      Companies

12,895,371
514,211
438,238
0
3.K.  Oil, Gas, and Other
      Types of Minerals or
      Mineral Leases

13,010,889
395,127
441,804
0
3.L.  Purchases of Securities
        on Margin

12,708,006
670,323
469,491
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.M.  Short Sales

12,854,906
497,489
495,425
0
3.N.  Pledging, Hypothecating,

      Mortgaging, or
      Otherwise Encumbering
      Assets

12,761,472
607,896

478,452
0
3.O.  Illiquid or Restricted
      Securities

12,796,811
558,625
492,384
0
3.P.  Unseasoned Companies

12,755,623
574,287
517,910
0
3.Q.  Securities of Issuers
      in which Officers,
      Directors, or Partners
      Have an Interest

12,743,384
607,936
496,501
0
3.R.  Option Transactions

12,777,674
552,118
518,028
0





4.A.  The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

12,936,793
461,593
449,434
0
4.B.  The reclassification
      as non-fundamental
      and with changes to
      the Portfolio's
        investment objectives.

12,921,075
411,349
515,396
0









S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc   AVP-Global Tech Port  33/35

AVP-HIGH YIELD PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein High Yield Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,

  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

4,174,967
145,148
110,689
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

4,123,978
198,914
107,912
0
3.C.  Underwriting
      Securities

4,192,232
120,659
117,913
0
3.D.  Concentration of
      Investments

4,159,026
163,866
107,912
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

4,208,474
113,939
108,391
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

4,183,425
180,114
67,266
0
3.G.  Loans

4,170,475
169,932
90,398
0
3.H.  Joint Securities
      Trading Accounts

4,180,367
131,734
118,703
0
3.I.  Exercising Control

4,248,600
101,003
81,201
0
3.J.  Other Investment
      Companies

4,198,872
137,226
94,706
0
3.K.  Purchases of Securities

        on Margin

4,153,942
184,703
92,159
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.L.  Short Sales

4,164,398
192,849
73,558
0
3.M.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

4,163,266
166,246
101,292
0
3.N.  Illiquid or Restricted
      Securities

4,172,173
150,440
108,191
0
3.O.  Purchasing Voting or
      Other Securities of
      Issuers

4,223,843
79,867
127,094
0
3.P.  Repurchase Agreements

4,206,048
98,126
126,631
0
3.Q.  Acquisitions of
      Certain Preferred
      Stock and Debt
      Securities

4,246,661
104,086
80,057
0





4.    The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

4,160,406
180,190
90,209
0

















S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for Annual
Report -2-06.doc   AVP-High Yield Port   36/38

AVP-SMALL CAP GROWTH PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

5,885,960
76,652
32,498
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

5,826,207
121,935
46,968
0
3.C.  Underwriting
      Securities

5,868,747
86,242
40,121
0
3.D.  Concentration of
      Investments

5,874,816
71,015
49,278
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

5,872,962
72,870
49,278
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

5,853,190
90,872
51,048
0
3.G.  Loans

5,874,906
70,059
50,145
0
3.H.  Joint Securities
      Trading Accounts

5,873,447
72,385
49,278
0
3.I.  Exercising Control

5,877,839
68,979
48,291
0
3.J.  Purchases of Securities

        on Margin

5,858,448
96,548
40,114
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.K.  Short Sales

5,747,168
83,623
164,318
0
3.L.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

5,744,823
199,896
50,391
0





4.    The reclassification
      as non-fundamental
      and with changes to
      the Portfolio's
        investment objectives.

5,859,099
81,992
54,018
0







































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc   AVP-Small Cap Gro Port   39/41

AVP-BALANCED WEALTH STRATEGY PORTFOLIO RESULTS
OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

5,175,274
80,564
357,262
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

5,360,054
112,490
140,556
0
3.C.  Concentration of
      Investments

5,390,291
82,253
140,556
0
3.D.  Real Estate and
      Companies that Deal
      in Real Estate

5,439,134
100,178
73,787
0
3.E.  Commodities, Commodity
      Contracts and
      Futures Contracts

5,445,698
98,490
68,912
0
3.F.  Loans

5,445,698
98,490
68,912
0
3.G.  Exercising Control

5,400,095
72,449
140,556
0
3.H.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

5,355,178
112,490
145,432
0

4.    The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

4,615,020
624,124
373,956
0








S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for Annual
Report -2-06.doc   AVP-Balanced Wealth Str 42/43

AVP-INTERNATIONAL PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein International Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

4,000,318
125,143
74,584
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

3,954,414
151,634
93,997
0
3.C.  Underwriting
      Securities

3,970,101
126,232
103,712
0
3.D.  Concentration of
      Investments

3,985,674
144,896
69,476
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

4,015,598
122,677
61,771
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

3,966,010
173,539
60,496
0
3.G.  Loans

3,962,952
173,133
63,961
0
3.H.  Exercising Control

4,008,834
118,643
72,569
0
3.I.  Other Investment
      Companies

3,980,254
148,794
70,998
0
3.J.  Purchases of Securities
        on Margin

3,906,790
223,253
70,003
0
3.K.  Short Sales

3,931,590
196,845
71,610
0
3.L.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

3,961,939
149,289
88,817
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.M.  Illiquid or Restricted
      Securities

3,974,931
147,293
77,822
0
3.N.  Securities of Issuers
      in which Officers,
      Directors, or
      Partners Have an
      Interest

3,931,625
196,143
72,277
0
3.O.  Purchasing Voting or
      Other Securities of
      Issuers

3,960,797
153,868
85,380
0
3.P.  Repurchase Agreements

3,964,701
162,172
73,173
0
4.    The reclassification
      as non-fundamental
      and with changes to
      the Portfolio's
        investment objectives.

3,960,159
165,822
74,065
0































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc   International Port   44/47

AVP-INTERNATIONAL VALUE PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein International
Value Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

33,823,179
1,065,743
1,240,825
1
3.B.  Issuing Senior
      Securities
      and Borrowing Money

33,629,771
1,278,785
1,221,191
1
3.C.  Concentration of
      Investments

33,977,539
959,355
1,192,854
1
3.D.  Real Estate and
      Companies that Deal
      in Real Estate

34,081,553
934,274
1,113,920
1
3.E.  Commodities, Commodity
      Contracts and
      Futures Contracts

33,572,262
1,420,144
1,137,342
1
3.F.  Loans

33,607,220
1,304,672
1,217,855
1
3.G.  Exercising Control

34,062,394
848,741
1,218,612
1
3.H.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

33,419,882
1,444,295
1,265,570
1





4.    The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

33,583,833
1,247,242
1,298,672
1


S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc  International Value Port 47/48

AVP-WEALTH APPRECIATION STRATEGY PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

2,502,161
0
145,734
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

2,479,137
23,025
145,734
0
3.C.  Concentration of
      Investments

2,644,430
0
3,466
0
3.D.  Real Estate and
      Companies that Deal
      in Real Estate

2,479,137
23,025
145,734
0
3.E.  Commodities, Commodity
      Contracts and
      Futures Contracts

2,479,137
23,025
145,734
0
3.F.  Loans

2,479,137
23,025
145,734
0
3.G.  Exercising Control

2,502,161
0
145,734
0
3.H.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

2,479,137
23,025
145,734
0





4.    The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

2,472,872
23,025
151,999
0




S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc  Wealth Appreciation Str. Pt  49/50


AVP- WORLDWIDE PRIVATIZATION PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable
Products Series Fund, Inc.- AllianceBernstein Worldwide
Privatization Portfolio (the "Portfolio") was held on
November 15, 2005 and adjourned until December 6, 2005.
At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

2,741,726
1,515
2,380
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

2,741,726
1,515
2,380
0
3.C.  Concentration of
      Investments

2,741,726
1,515
2,380
0
3.D.  Real Estate and
      Companies that Deal
      in Real Estate

2,734,278
8,535
2,807
0
3.E.  Commodities, Commodity
      Contracts and
      Futures Contracts

2,741,299
1,515
2,807
0
3.F.  Loans

2,741,299
1,515
2,807
0
3.G.  Joint Securities
      Trading Accounts

2,741,299
1,942
2,380
0
3.H.  Exercising Control

2,741,299
1,515
2,807
0
3.I.  Oil, Gas, and Other
      Types of Minerals or
      Mineral Leases

2,741,299
1,942
2,380
0
3.J.  Purchases of Securities
        on Margin

2,734,278
8,963
2,380
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.K.  Short Sales

2,734,278
8,963
2,380
0
3.L.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

2,734,278
8,535
2,807
0
3.M.  65% Investment
      Limitations

2,741,299
1,515
2,807
0







Voted For

Voted Against

Abstained
Broker
Non-Votes

4.    The reclassification
      as non-fundamental
      and with changes to
      the Portfolio's
        investment objectives.

2,741,299
1,515
2,807
0




























S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc  WORLDWIDE PRIVATIZATION PT  51/53

AVP-GLOBAL DOLLAR GOVERNMENT PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.B.  Issuing Senior
      Securities
      and Borrowing Money

1,022,252
44,593
28,313
0
3.D.  Concentration of
      Investments

1,017,131
46,701
31,326
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

1,021,262
43,412
30,484
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

1,020,986
43,688
30,484
0
3.G.  Loans

1,020,599
46,321
28,238
0
3.I.  Exercising Control

1,020,144
44,455
30,559
0
3.K.  Oil, Gas, and Other
      Types of Minerals or
      Mineral Leases

1,006,622
60,223
28,313
0
3.L.  Purchases of Securities
        on Margin

1,003,575
63,270
28,313
0
3.M.  Short Sales

1,003,575
61,024
30,559
0
3.N.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

1,003,575
62,607
28,976
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

4.A.  The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

1,002,059
62,540
30,599
0















































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc   Global Dollar Govt Port  53/56

AVP-TOTAL RETURN PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Total Return Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

8,730,410
132,878
1,019,519
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

8,691,848
135,175
1,055,785
0
3.C.  Underwriting
      Securities

8,711,653
149,607
1,021,546
0
3.D.  Concentration of
      Investments

8,730,413
103,537
1,048,857
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

9,456,179
125,166
301,462
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

9,385,414
184,483
312,910
0
3.G.  Loans

9,371,972
188,210
322,626
0
3.I.  Exercising Control

8,777,137
126,321
979,350
0
3.J.  Other Investment
      Companies

8,800,857
141,576
940,374
0
3.L.  Purchases of Securities
        on Margin

8,754,386
176,287
952,134
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.M.  Short Sales

8,766,077
164,592
952,138
0
3.N.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

8,724,585
196,861
961,361
0
3.O.  Illiquid or Restricted
      Securities

8,741,323
172,560
968,924
0
3.T.  Securities of Issuers
      in which Officers,
      Directors, or Partners
      Have an Interest

8,732,067
199,199
951,541
0
3.V.  Purchasing Voting or
      Other Securities of
      Issuers

8,792,722
139,831
950,254
0
3.W.  Repurchase Agreements

8,831,558
120,876
930,373
0





4.B.  The reclassification
      as non-fundamental
      and with changes to
      the Portfolio's
        investment objectives.

8,737,897
176,988
967,923
0




















S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc   Total Return Port   57/59

AVP-U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING (unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") was held on
November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

7,289,147
150,910
194,735
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

7,220,320
233,041
181,431
0
3.C.  Underwriting
      Securities

7,303,075
146,148
185,569
0
3.D.  Concentration of
      Investments

7,309,311
144,803
180,678
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

7,294,676
158,322
181,794
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

7,273,794
158,322
202,676
0
3.G.  Loans

7,273,915
151,495
209,381
0
3.H.  Joint Securities
      Trading Accounts

7,273,456
160,448
200,888
0
3.I.  Exercising Control

7,323,735
119,037
192,020
0
3.J.  Other Investment
      Companies

7,245,656
202,013
187,123
0
3.L.  Purchases of Securities

        on Margin

7,259,621
210,108
165,063
0
3.M.  Short Sales

7,205,689
257,544
171,558
0




Voted For

Voted Against

Abstained
Broker
Non-Votes

3.N.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

7,255,414
216,512
162,867
0
3.O.  Illiquid or Restricted
      Securities

7,263,780
196,340
174,673
0
3.S.  65% Investment
      Limitations

7,319,338
148,438
167,016
0
3.V.  Purchasing Voting or
      Other Securities of
      Issuers

7,250,617
200,406
183,769
0
3.W.  Repurchase Agreements

7,266,833
166,845
201,114
0
3.Y.  Acquisitions of
      Certain Preferred
      Stock and Debt
      Securities

7,263,126
199,903
171,763
0
3.Z.  Investments in
      Government Securities
      Consistent with
      Internal Revenue Code
      Requirements

7,306,752
158,270
169,770
0





4.A.  The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective

7,253,301
183,377
198,114
0








S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for
Annual Report -2-06.doc   U.S. Govt/High Grade Sec Pt  60/62

AVP-U.S. LARGE CAP BLENDED STYLE PORTFOLIO
RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

1,235,501
0
146,059
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

1,217,434
18,066
146,059
0
3.C.  Underwriting
      Securities

1,217,434
18,066
146,059
0
3.D.  Concentration of
      Investments

1,235,501
0
146,059
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

1,217,434
18,066
146,059
0
3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

1,235,501
0
146,059
0
3.G.  Loans

1,217,434
18,066
146,059
0
3.L.  Purchases of Securities
        on Margin

1,217,434
18,066
146,059
0
3.N.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

1,217,434
18,066
146,059
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

4.A.  The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

1,226,699
8,802
146,059
0






































S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for Annual
Report -2-06.doc   U.S. Large Cap Blended Style Port
 		  63/65

AVP-VALUE PORTFOLIO RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Stockholder Meeting of the AllianceBernstein Variable Products Series Fund, Inc.- AllianceBernstein Value Portfolio (the "Portfolio") was held on November 15, 2005 and adjourned until December 6, 2005. At the December 6, 2005 Meeting, each item of business was approved. A description of each proposal and number of shares voted at the Meeting is as follows:


Voted For
Withheld Authority
1.The election of
  the Directors, each
  such Director to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
    qualifies.





















Ruth Block
340,957,741
10,273,156
David H. Dievler
340,333,752
10,897,144
John H. Dobkin
340,541,359
10,689,538
Michael J. Downey
340,895,582
10,335,314
William H. Foulk, Jr.
340,477,311
10,753,585
D. James Guzy
340,313,267
10,917,629
Marc O. Mayer
340,857,320
10,373,576
Marshall C. Turner, Jr.
340,480,301
10,750,596







Voted For

Voted Against

Abstained
Broker
Non-Votes

2.The amendment and
  restatement of the Fund's
  charter, which repealed
  in its entirety all
  currently existing
  charter provisions and
  substituted in lieu
  thereof new provisions
  set forth in the Form
  of Articles of
  Amendment and
  Restatement attached
  to the Fund's Proxy
  Statement as Appendix D.

329,393,925
7,649,880
14,187,088
0









Voted For

Voted Against

Abstained
Broker
Non-Votes

3.The amendment, elimination,
  or reclassification
  as non-fundamental of the
  fundamental investment
  restrictions regarding:





3.A.  Diversification

12,368,489
320,666
598,180
0
3.B.  Issuing Senior
      Securities
      and Borrowing Money

12,422,031
283,912
581,392
0
3.D.  Concentration of
      Investments

12,517,301
152,593
617,441
0
3.E.  Real Estate and
      Companies that Deal
      in Real Estate

12,471,321
251,001
565,013
0

3.F.  Commodities, Commodity
      Contracts and
      Futures Contracts

12,292,624
412,594
582,117
0
3.G.  Loans

12,489,574
225,150
572,611
0
3.I.  Exercising Control

12,503,510
178,552
605,273
0
3.N.  Pledging, Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

12,500,380
224,288
562,667
0





4.A.  The reclassification
      of the Portfolio's
      fundamental
      investment objective
      as non-fundamental
      with no change to the
      investment
      objective.

12,305,965
398,547
582,796
0




S:\MF_Legal\FUNDS\AVP-Results of Shareholders Mtg for Annual
Report -2-06.doc   Value Portfolio  66/67